UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
SEPTEMBER 28, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 1-11775
TIMCO AVIATION SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)
623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)
(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective October 1, 2005, James H. Tate has been appointed to serve as the Company’s Executive Vice President, Chief Administrative Officer and Chief Financial Officer.
In connection with his joining the Company as an executive officer, Mr. Tate has entered into an employment agreement with the Company. Under that agreement, Mr. Tate will receive a salary of $340,000 per annum. He will also have an opportunity to earn a bonus equal to 100% of his base compensation based on performance. The employment agreement terminates on December 31, 2007, and is subject to one-year renewals thereafter.
Mr. Tate has served on the Company’s Board of Directors since November 2004. In connection with his joining the Company’s senior management, effective October 1, 2005, Mr. Tate has resigned from the Company’s Board of Directors.
The above is a summary of Mr. Tate’s employment agreement with the Company and is qualified in its entirety by Mr. Tate’s employment agreement with the Company, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference. Further, a copy of the press release announcing that Mr. Tate has joined the Company’s senior management is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
On September 28, 2005, the Company entered into amendments to its credit facility agreements with CIT Credit Group (“CIT”) and Monroe Capital Advisors LLC (“Monroe”). The amendments modify the financial covenants that the Company is obligated to meet at September 30, 2005 and in future periods. Copies of the amendments to the CIT and Monroe Capital agreements are attached hereto as Exhibits 10.2 and 10.3, respectively, and are hereby incorporated by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The information regarding Mr. Tate’s appointment as an executive officer of the Company and the information about his simultaneous resignation as a director of the Company is incorporated herein by reference to Item 1.01 of this Form 8-K. For the information regarding Mr. Tate that is required under Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K, see the Company’s proxy statement filed on August 31, 2005, which information is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On September 30, 2005, the Company issued a press release setting forth revised earnings guidance for the quarter ended September 30, 2005 and for the fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.2.
The information set forth in this Item 7.01 of this report and in the press release that is Exhibit 99.2 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Employment Agreement, dated as of October 1, 2005, between the Company and James H. Tate

10.2	Amendment No. 3 to CIT Group Financing Agreement, dated as of September 28, 2005

10.3	First Amendment to Monroe Capital Amended and Restated Financing Agreement, dated September 28, 2005

99.1	Press release issued by TIMCO Aviation Services, Inc. on October 3, 2005 announcing that James H. Tate has joined the Company’s senior management

99.2	Press release issued by TIMCO Aviation Services, Inc. on September 30, 2005 announcing that the Company had corrected its earnings guidance for the third quarter of 2005 and for the 2005 fiscal year

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

By: /s/ Roy T. Rimmer, Jr.
Roy T. Rimmer, Jr. Chairman and Chief Executive Officer

Dated: October 4, 2005

Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of October 1, 2005, between the Company and James H. Tate

10.2	Amendment No. 3 to CIT Group Financing Agreement, dated as of September 28, 2005

10.3	First Amendment to Monroe Capital Amended and Restated Financing Agreement, dated September 28, 2005

99.1	Press release issued by TIMCO Aviation Services, Inc. on October 3, 2005 announcing that James H. Tate has joined the Company’s senior management

99.2	Press release issued by TIMCO Aviation Services, Inc. on September 30, 2005 announcing that the Company had corrected its earnings guidance for the third quarter of 2005 and for the 2005 fiscal year